UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2007
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


            New Jersey               33-18978              22-1441806
   (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)


              728 Garden St
       Carlstadt, New Jersey 07072                      (201) 933-1600
          (Address of principal                 (Registrant's telephone number,
            executive offices)                       including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240. 14e-4(c))



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Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

          On May 10, 2007, the registrant issued a press release related to its March 31, 2007 results. A copy of the press release is attached as Exhibit
     99.1 and incorporated herein by reference.



                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                           TEL-INSTRUMENT ELECTRONICS CORP


Date: May 11, 2007                         By:  /s/ Harold K. Fletcher
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                                                Harold K. Fletcher
                                                Chairman and President